Capital Management	12 Months Ended
Mar. 31, 2025
Capital Management [Abstract]
Capital management

17. Capital management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern to pursue the development of natural health business, to maintain a flexible capital structure which optimizes the cost of capital at an acceptable risk level.

The Company manages its capital structure and adjusts it considering changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust its capital structure, the Company may obtain additional funding from equity financing, issue new debt, acquire or dispose of assets or adjust the amount of cash and cash equivalents on hand. The Company defines capital as the aggregate of its capital stock and borrowings.

Total managed capital is as follows as at March 31, 2025 and 2024:

	2025	2024
Borrowings	-	10,447,889
Share capital	61,752,305	46,125,397
Total	61,752,305	56,573,286

To facilitate the management of its capital requirements, the Company prepares annual budgets that are updated as necessary depending on various factors, including successful capital deployment and general industry conditions. The annual and updated budgets are approved by the Board of Directors.

Management considers its approach to capital management to be appropriate given the relative size of the Company. There were no changes in the Company’s approach to capital management during the period.